UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2019

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA		19355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 640-4202

(Former name or former address, if changed since last report.) Not applicable.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name on each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Incorporation

As noted in Item 5.07 below, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Neuronetics, Inc. (the “Company”), stockholders of the Company approved a proposal to amend the Company’s Ninth Amended and Restated Certificate of Incorporation to provide that any of the Company’s directors or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors (the “Charter Amendment”). On May 30, 2019, the Company filed a Certificate of Amendment to its Ninth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to implement the Charter Amendment. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Bylaws

Effective on May 28, 2019 and immediately following the approval of the Charter Amendment, the board of directors of the Company approved an amendment to Section 20 of the Company’s Second Amended and Restated Bylaws to provide that any of the Company’s directors or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. A copy of such bylaw amendment is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 28, 2019. A total of 16,508,129 shares of common stock, representing approximately 90.58% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meetings are as follows:

Proposal 1: All of the nominees for director were elected to serve a one-year term until the 2020 Annual Meeting, or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominees	For	Withheld	Broker Non-Votes
Cheryl Blanchard	13,792,131	5,633	2,710,365
Stephen Campe	12,854,974	942,790	2,710,365
Brian Farley	12,850,739	947,025	2,710,365
Wilfred Jaeger	13,740,592	57,172	2,710,365
Glenn Muir	13,792,431	5,333	2,710,365
Chris Thatcher	13,792,420	5,344	2,710,365

Proposal 2: The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2019 was ratified by the Company’s stockholders by the votes set forth in the table below:

For	Against	Abstained
16,452,919	54,970	240

Proposal 3: The amendment to the Company’s Certificate of Incorporation to permit removal of a member of the Company’s board of directors with or without cause by a majority vote of the stockholders was approved by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
13,780,505	17,059	200	2,710,365

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Company’s Ninth Amended and Restated Certificate of Incorporation

3.2	First Amendment to the Company’s Second Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.
(Registrant)

Date: May 30, 2019	By:	/s/ Peter Donato
	Name:	Peter Donato
	Title:	VP, Finance and Chief Financial Officer
(Principal Financial and Accounting Officer)